UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2013

ASTA FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-567-5648

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of Asta Funding, Inc. (the “Company”) approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s Independent Registered Public Accounting Firm and the engagement of WeiserMazars LLP (“WeiserMazars”) as the Independent Registered Public Accounting Firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2013 and review of each of the interim periods in the fiscal year then ended. The dismissal of Grant Thornton and the engagement of WeiserMazars were each effective on April 9, 2013.

During the Company’s two most recent fiscal years ended September 30, 2012 and 2011, and the subsequent interim period through April 9, 2013, there were no disagreements between the Company and Grant Thornton concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with their reports. In addition, during the Company’s two most recent fiscal years ended September 30, 2012 and 2011, and the subsequent interim period through April 8, 2013, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Grant Thornton on the consolidated financial statements of the Company as of and for the years ended September 30, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period to April 9, 2013, neither the Company, nor anyone on its behalf, consulted with WeiserMazars regarding either (i) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any of the other matters specified in Items 304(a)(1)(iv) or (v) of Regulation S-K.

The Company provided Grant Thornton with a copy of this Form 8-K and requested from Grant Thornton a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Grant Thornton’s letter dated April 15, 2013 is attached as Exhibit 16.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

The following documents are filed as exhibits to this Report:

Exhibit Designation	Description of Exhibit

16.1	Letter dated April 15, 2013 addressed to the Securities and Exchange Commission from Grant Thornton, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: April 15, 2013	ASTA FUNDING, INC.

	By:	/s/ Robert J. Michel
Robert J. Michel Chief Financial Officer